GE INSTITUTIONAL FUNDS

U.S. Equity Fund

U.S. Large-Cap Core Equity Fund

Premier Growth Equity Fund

Small-Cap Equity Fund

S&P 500 Index Fund

International Equity Fund

Income Fund

Strategic Investment Fund

Money Market Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated November 11, 2013

To the Statement of Additional Information (“SAI”) dated January 28, 2013 as supplemented on May 1, 2013

Effective November 11, 2013, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Asset Servicing as the transfer agent for the Funds. In connection with this change, the SAI for the Funds is revised as indicated below:

On page 1 of the SAI, the last paragraph is deleted in its entirety and replaced with the following:

Information regarding the status of shareholder accounts may be obtained by calling the Trust at the toll-free telephone number listed above or by writing to the Trust at c/o U.S. Bancorp Funds Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you have invested through an Authorized Firm, you should call that firm for information on the status of your account. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

On page 97 of the SAI, the section entitled “Transfer Agent” is deleted in its entirety and replaced with the following:

Transfer Agent

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202-5207, serves as the transfer agent. As transfer agent, U.S. Bancorp Fund Services, LLC is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, U.S. Bancorp Fund Services, LLC receives monthly fees charged to the Funds, plus certain charges for securities transactions.

On page 98 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Shares,” the first paragraph under subsection entitled “Purchases” is deleted in its entirety and replaced with the following:

Shares are offered to investors at the offering price, based on the net asset value (NAV) next determined after receipt of an investment in good order by U.S. Bancorp Fund Services, LLC, the Trust’s transfer agent. The offering price is equal to the NAV, as described below. There is no front-end sales charge or contingent deferred sales charge (CDSC) for investments in the Investment Class or Service Class shares of the GE Institutional Funds.

On page 100 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Shares,” the addresses under the subsection entitled “How to Open and Account” are deleted in their entirety and replaced with the following:

GE Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

For overnight package delivery:

GE Institutional Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

On page 100 of the SAI, under the section entitled “Purchase, Redemption and Exchange of Shares,” the fourth paragraph under the subsection entitled “How to Buy Shares” is deleted in its entirety and replaced with the following:

Investors also may purchase shares directly from the transfer agent by wiring federal funds from a U.S. banking institution to U.S. Bank, N.A. (ABA #075000022 – Account #112-952-137 – U.S. Bancorp Fund Services, LLC) – for further credit to: GE Institutional Funds – (name of Fund to be purchased) – Account of: (shareholder registration) (shareholder account number). If a wire is received by the close of regular trading on the NYSE on a business day, the shares will be priced according to the NAV of the Fund on that day. If a wire is received after the close of regular trading on the NYSE, the shares will be priced as of the time the Fund’s NAV per share is next determined.

On page 122 of the SAI, the fourth paragraph under the section entitled “Fund History and Additional Information,” is deleted in its entirety and replaced with the following:

In the interest of economy and convenience, certificates representing shares of a Fund are not physically issued. U.S. Bancorp Fund Services, LLC maintains a record of each shareholder’s ownership of shares of a Fund.

On page 125 of the SAI, the third paragraph under the section entitled “Financial Statements,” is deleted in its entirety and replaced with the following:

The Trust will furnish, without charge, a copy of the Annual Report, upon request to the Trust at P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-800-242-0134.

This Supplement should be retained with your

SAI for future reference.